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                                                                   Exhibit 23(a)

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 26, 2000 included in Coach, Inc.'s Registration No. 333-39502 on Form S-1 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

New York, New York
June 29, 2001